                               AMENDMENT NO. 1 TO
                          PLEDGE AND SECURITY AGREEMENT

            This AMENDMENT NO. 1 TO THE PLEDGE AND SECURITY AGREEMENT, dated as of October 27, 2004, among AMKOR TECHNOLOGY, Inc. a Delaware corporation (the "Borrower"), GUARDIAN ASSETS, INC. ("Guardian"), UNITIVE, INC. and UNITIVE ELECTRONICS, INC. and the Administrative Agent (as defined below), amends certain provisions of the Pledge and Security Agreement dated as of June 29, 2004 (as amended, supplemented or otherwise modified from time to time, the "Pledge and Security Agreement") by the Borrower, Guardian, the other Grantors party thereto from time to time (the Borrower, Guardian and such other entities, each a "Grantor" and, collectively, the "Grantors") in favor of CITICORP NORTH AMERICA, INC., as administrative agent for certain lenders and issuers (in such capacity, the "Administrative Agent") under the Credit Agreement (as defined below).

                              W I T N E S S E T H:

            WHEREAS, the Borrower is party to the Credit Agreement dated as of June 29, 2004 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Borrower, the lenders party thereto (collectively the "Lenders"), the issuers party thereto (collectively the "Issuers"), Citigroup Global Markets, Inc. ("CGMI"), as sole lead arranger and sole bookrunner, the Administrative Agent, JPMorgan Chase Bank, as syndication agent, Merrill Lynch Capital Corporation ("Merrill Lynch"), as documentation agent, and J.P. Morgan Securities Inc. and Merrill Lynch, as arrangers. Capitalized terms defined in the Pledge and Security Agreement and not otherwise defined in this Amendment are used herein as therein defined;

            WHEREAS, the parties hereto have agreed to amend the Pledge and Security Agreement as hereinafter set forth; and

            NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

            SECTION 1. AMENDMENTS. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Pledge and Security Agreement is hereby amended as follows:

            (a) AMENDMENTS TO ARTICLE I (DEFINITIONS, INTERPRETATION AND ACCOUNTING TERMS).

                  (i) The following new definition is inserted in Section 1.1 (Defined Terms) of the Pledge and Security Agreement in the appropriate place to preserve the alphabetical order of the definitions in such section:

                  "Approved Deposit Account" means a Deposit Account that is the subject of an effective Deposit Account Control Agreement and that is maintained by any Loan Party with a Deposit Account Bank. "Approved Deposit Account" includes all monies on deposit in a Deposit Account and all certificates and instruments, if any, representing or evidencing such Deposit Account.

                  "Deposit Account Bank" means a financial institution selected or approved by the Administrative Agent.

                  "Deposit Account Control Agreement" means a letter agreement, substantially in the form of Annex 5 (Form of Deposit Account Control Agreement) (or in another form agreed to by the Administrative Agent), executed by the Grantor, the Administrative Agent and the relevant financial institution.

                  (ii) The definition of "Excluded Property" in Section 1.1 (Defined Terms) of the Pledge and Security Agreement is hereby amended by (a) inserting the word ", and" immediately in front of clause (iii) thereof and (b) deleting in its entirety the phrase ", and (iv) the AT Korea Bonds" in the third to last line thereof.

            (b) AMENDMENT TO ARTICLE III (REPRESENTATIONS AND WARRANTIES).

                  (i) Section 3.2 (Perfection and Priority) of the Pledge and Security Agreement is hereby amended and restated in its entirety to read as follows:

                  "SECTION 3.2 PERFECTION AND PRIORITY. The security interest granted pursuant to this Agreement shall constitute a valid and continuing perfected security interest in favor of the Administrative Agent in the Collateral for which perfection is governed by the UCC or filing with the United States Copyright Office upon (i) in the case of all Collateral in which a security interest may be perfected by filing a financing statement under the UCC, the completion of the filings and other actions specified on Schedule 3 (Filings) (which, in the case of all filings and other documents referred to on such schedule, have been delivered to the Administrative Agent in completed and duly executed form), (ii) the delivery to the Administrative Agent of all Collateral consisting of Instruments and Certificated Securities, in each case properly endorsed for transfer to the Administrative Agent or in blank, (iii) the execution of Securities Account Control Agreements with respect to Investment Property not in certificated form, (iv) the execution of Deposit Account Control Agreements with respect to all Deposit Accounts of a Grantor (subject to Section 4.10 (Control Accounts; Approved Deposit Accounts)) and (v) all appropriate filings having been made with the United States Copyright Office. Such security interest shall be prior to all other Liens on the Collateral except for Customary Permitted Liens having priority over the Administrative Agent's Lien by operation of law or otherwise as permitted under the Credit Agreement."

                  (ii) Section 3.8 (Securities Account) of the Pledge and Security Agreement is hereby amended and restated in its entirety to read as follows:

                  "The only Approved Deposit Accounts or Securities Accounts maintained by any Grantor on the date hereof are those listed on Schedule 6 (Bank Accounts; Control Accounts), which sets forth such information separately for each Grantor."

            (c) AMENDMENT TO ARTICLE IV (COVENANTS).

                  (i) Clause (c) of Section 4.2 (Maintenance of Perfected Security Interest; Further Documentation) of the Pledge and Security Agreement is hereby amended by inserting the phrase "Deposit Account Control Agreements and" immediately after the words "the execution and delivery of" in the last line thereof.

                  (ii) Article IV (Covenants) is hereby amended by inserting a new Section 4.10 (Control Account; Approved Deposit Accounts) immediately after
Section 4.9 to read in its entirety as follows:

                  "SECTION 4.10 CONTROL ACCOUNTS; APPROVED DEPOSIT ACCOUNTS

                  (a) Such Grantor shall, and shall cause each of its Subsidiaries to, (i) deposit in an Approved Deposit Account all cash they receive, (ii) not establish or maintain any Securities Account that is not a Control Account and (iii) not establish or maintain any Deposit Account other than with a Deposit Account Bank; provided, however, that the Borrower and its Subsidiaries may (i) maintain payroll, withholding tax and other fiduciary accounts and (ii) maintain other accounts as long as the average daily balance in each such account does not exceed $2,000,000 and the aggregate average daily balance of all such accounts does not exceed $10,000,000.

                  (b) In the event (i) the Borrower, any Subsidiary of the Borrower or any Deposit Account Bank shall, after the date hereof, terminate an agreement with respect to the maintenance of an Approved Deposit Account for any reason, (ii) the Administrative Agent shall reasonably demand such termination as a result of the failure of a Deposit Account Bank to comply with the terms of the applicable Deposit Account Control Agreement or (iii) the Administrative Agent determines in its reasonable discretion that the financial condition of a Deposit Account Bank has materially deteriorated, to the extent that the Collateral Agent's interest in any Approved Deposit Account has been materially impaired, such Deposit Account shall cease to be an Approved Deposit Account and Borrower shall, and shall cause each Subsidiary of the Borrower to, to the extent required in clause (a) above, take all necessary steps to ensure that all future payments are made to another Approved Deposit Account.

                  (c) In the event (i) the Borrower, any Subsidiary of the Borrower or any Approved Securities Intermediary shall, after the date hereof, terminate an agreement with respect to the maintenance of a Control Account for any reason, (ii) the Administrative Agent shall demand such termination as a result of the failure of an Approved Securities Intermediary to comply with the terms of the applicable Securities Account Control Agreement or (iii) the Administrative Agent determines in its reasonable discretion that the financial condition of a Approved Securities Intermediary has materially deteriorated, to the extent that the Collateral Agent's interest in any Control Account has been materially impaired, such Control Account shall cease to be a Control Account and Borrower shall, and shall cause each Subsidiary of the Borrower to, to the extent required in clause (a) above, take all necessary steps to ensure that all future payments are made to another Control Account.

            (d) AMENDMENT TO ARTICLE V (REMEDIAL PROVISIONS).

                  (i) Clause (a) of Section 5.2 (Accounts and Payments in Respect of General Intangibles) of the Pledge and Security Agreement is hereby amended by inserting the phrase "an Approved Deposit Account or" immediately before the phrase "a Cash Collateral Account" in the sixth line thereof.

            (e) AMENDMENTS TO ANNEXES.

                  (i) The list of Annexes to the Pledge and Security Agreement is hereby amended by adding a new Annex 5 (Form of Deposit Account Control Agreement) immediately after Annex 4 which shall be in the form of Exhibit B attached hereto.

            SECTION 2. GRANT OF SECURITY BY ADDITIONAL GRANTORS. Each of the Persons listed on the signature pages hereto under the heading "Additional Grantor" (each, an "Additional

Grantor") hereby becomes a party to the Pledge and Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, hereby grants to the Administrative Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of the undersigned, hereby collaterally assigns, mortgages, pledges and hypothecates to the Administrative Agent and grants to the Administrative Agent a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the undersigned and expressly assumes all obligations and liabilities of a Grantor thereunder.

            SECTION 3. SUPPLEMENTS TO PLEDGE AND SECURITY AGREEMENT SCHEDULES. The undersigned Grantors and Additional Grantors have attached hereto Schedules 1 through 7 to the Pledge and Security Agreement, which Schedules have been amended and restated in their entirety, and the undersigned hereby certify, as of the date first above written, that such Schedules are complete in all material respects.

            SECTION 4. CONDITIONS TO EFFECTIVENESS. This Amendment (including each provision hereof) shall become effective on the date (the "Amendment Effective Date") on which all of the following conditions precedent have first been satisfied:

            (a) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, Guardian and Unitive, Inc., as Additional Grantor;

            (b) Acknowledgment and Consents, in the form set forth hereto as Exhibit A (each, a "Lender Consent"), executed by the Lenders constituting the Requisite Lenders; and

            (c) the Administrative Agent shall have received all Deposit Account Control Agreements, duly executed by the corresponding Deposit Account Bank and Loan Party, that, in the reasonable business judgment of the Administrative Agent, shall be required for the Loan Parties to comply with Section 4.10 of the Pledge and Security Agreement as amended by this Amendment.

Furthermore this Amendment is subject to the provisions of Section 10.1 of the Credit Agreement.

            SECTION 5. CONSTRUCTION WITH THE LOAN DOCUMENTS.

            (a) On and after the Amendment Effective Date, each reference in the Pledge and Security Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other Loan Documents to the Pledge and Security Agreement, shall mean and be a reference to the Pledge and Security Agreement as amended hereby, and this Amendment and the Pledge and Security Agreement shall be read together and construed as a single instrument. The table of contents, signature pages and list of Exhibits and Schedules of the Pledge and Security Agreement shall be modified as necessary to reflect the changes made in this Amendment as of the Amendment Effective Date.

            (b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Pledge and Security Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Issuers, the Arranger or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

            (d) This Amendment is a Loan Document.

            SECTION 6. GOVERNING LAW. This Amendment is governed by the law of the State of New York.

            SECTION 7. REPRESENTATIONS AND WARRANTIES. Each Grantor hereby represents and warrants that each of the representations and warranties made by such Grantor in the Pledge and Security Agreement, as amended hereby, and the other Loan Documents to which such Grantor is a party or by which such Grantor is bound, shall be true and correct in all material respects on and as of the date hereof (other than representations and warranties in any such Loan Document which expressly speak as of a specific date, which shall have been true and correct in all material respects as of such specific date) and no Default or Event of Default has occurred and is continuing as of the date hereof.

            SECTION 8. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       AMKOR TECHNOLOGY, INC.,
                                       as Grantor

                                       By /s/ KENNETH T. JOYCE
                                          _____________________________________
                                          Name:  Kenneth T. Joyce
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

                                       GUARDIAN ASSETS, INC.,
                                       as Grantor

                                       By /s/ KENNETH T. JOYCE
                                          _____________________________________
                                          Name:  Kenneth T. Joyce
                                          Title: Chief Financial Officer

                                       Additional Grantor:

                                       UNITIVE, INC.,

                                       By /s/ ARTHUR BERGENS
                                          _____________________________________
                                          Name:  Arthur Bergens
                                          Title: Chief Financial Officer

                                       UNITIVE, ELECTRONICS, INC.,

                                       By /s/ ARTHUR BERGENS
                                          _____________________________________
                                          Name:  Arthur Bergens
                                          Title: Chief Financial Officer

                                       CITICORP NORTH AMERICA, INC.,
                                       as Administrative Agent and Lender

                                       By /s/ ASGHAR ALI
                                          _____________________________________
                                          Name:  Asghar Ali
                                          Title: Vice President

      [SIGNATURE PAGE TO AMENDMENT NO. 1 TO PLEDGE AND SECURITY AGREEMENT]

                                                                       EXHIBIT A

                           ACKNOWLEDGEMENT AND CONSENT

To: Citicorp North America, Inc.
    388 Greenwich Street
    New York, New York  10013
    Attention:  Mr. [Arnold Wong]

            Re: Amkor Technology

            Reference is made to the Credit Agreement, dated as of June 29, 2004 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Borrower, the lenders party thereto (collectively the "Lenders"), the issuers party thereto (collectively the "Issuers"), Citigroup Global Markets, Inc. ("CGMI"), as sole lead arranger and sole bookrunner, Citicorp North America, Inc., as administrative agent for the Lenders and Issuers (in such capacity, the "Administrative Agent"), JPMorgan Chase Bank, as syndication agent, Merrill Lynch Capital Corporation ("Merrill Lynch"), as documentation agent, J.P. Morgan Securities Inc. and Merrill Lynch, as arrangers. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

            The Borrower has requested that the Lenders consent to an Amendment to the Pledge and Security Agreement on the terms described in that certain amendment to the Pledge and Security Agreement ("Amendment No. 1 to Security Agreement"), the form of which is attached hereto.

            Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the terms of Amendment No. 1 to Security Agreement and authorizes the Administrative Agent to execute and deliver Amendment No. 1 to Security Agreement on its behalf.

                                           Very truly yours,

                                           _____________________________________
                                           JPMORGAN CHASE BANK

                                           By: /s/ WILLIAM RINDFUSS
                                               _________________________________
                                               Name:  William Rindfuss
                                               Title: Vice President

Dated as of October 27, 2004


                                           _____________________________________
                                           MERRILL LYNCH CAPITAL
                                           CORPORATION

                                           By: /s/ ANTHONY J. LAFAIRE
                                               _________________________________
                                               Name:  Anthony J. Lafaire
                                               Title: Director

Dated as of October 27, 2004

                                                                       EXHIBIT B

                                     ANNEX 1
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

                    FORM OF DEPOSIT ACCOUNT CONTROL AGREEMENT

                                                          _____________ __, ____

[Financial Institution]
[Address]

Ladies and Gentlemen:

            Reference is made to account no. [__________] maintained with you (the "Bank") by Amkor Technology, Inc. (the "Company"), into which funds are deposited from time to time (the "Account"). The Company has entered into a Pledge and Security Agreement, dated as of June 29, 2004 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Pledge and Security Agreement"), among the Company, certain of its subsidiaries and/or affiliates party thereto and Citicorp North America, Inc., as agent for the Secured Parties referred to therein (in such capacity the "Administrative Agent").

            Pursuant to the Pledge and Security Agreement and related documents, the Company has granted to the Administrative Agent, for the benefit of the Secured Parties, a security interest in certain property of the Company, including, among other things, accounts, inventory, equipment, instruments, general intangibles and all proceeds thereof (the "Collateral"). Payments with respect to the Collateral are or hereafter may be made to the Account. You, the Company and the Administrative Agent are entering into this letter agreement to perfect the security interest of the Administrative Agent in the Account.

            The Company hereby transfers to the Administrative Agent exclusive control of the Account and all funds and other property on deposit therein. By your execution of this letter agreement, you (i) agree that you shall comply with instructions originated by the Administrative Agent directing disposition of the funds in the Account without further consent of the Company and (ii) acknowledge and agree that the Administrative Agent now has exclusive control of the Account, that all funds and other property on deposit in the Account shall be transferred to the Administrative Agent as provided herein, that the Account is being maintained by you for the benefit of the Administrative Agent and that all amounts and other property therein are held by you as custodian for the Administrative Agent.

            Except as provided in clauses (b)(iii) and (e) below, the Account shall not be subject to deduction, set-off, banker's lien, counterclaim, defense, recoupment or any other right in favor of any person or entity other than the Administrative Agent. By your execution of this letter agreement you also acknowledge that, as of the date hereof, you have received no notice of any other pledge or assignment of the Account and have not executed any agreements with third parties covering the disposition of funds in the Account. You agree with the Administrative Agent as follows:

                                      A1-1

            (a) Notwithstanding anything to the contrary or any other agreement relating to the Account, the Account is and shall be maintained for the benefit of the Administrative Agent, shall be entitled "Citicorp North America, Inc. - Amkor Technology Inc. Account" and shall be subject to written instructions only from an authorized officer of the Administrative Agent.

            (b) [A post office box (the "Lockbox") has been rented in the name of the Company at the [___________] post office and the address to be used for such Lockbox is:

                  [Insert address]

      Your authorized representatives shall have access to the Lockbox under the authority given by the Company to the post office and shall make regular pick-ups from the Lockbox timed to gain maximum benefit of early presentation and availability of funds. You shall endorse process all checks received in the Lockbox and deposit such checks (to the extent eligible) in the Account in accordance with the procedures set forth below.

                  (i) You shall follow your usual operating procedures for the handling of any [checks received from the Lockbox or other] remittance received in the Account that contains restrictive endorsements, irregularities (such as a variance between the written and numerical amounts), undated or postdated items, missing signatures, incorrect payees and the like.

                  (ii) You shall endorse and process all eligible checks and other remittance items not covered by clause (iii) below and deposit such checks and remittance items in the Account.

                  (iii) You shall mail all checks returned unpaid because of uncollected or insufficient funds under appropriate advice to the Company (with a copy of the notification of return to the Administrative Agent). You may charge the Account for the amounts of any returned check that has been previously credited to the Account. To the extent insufficient funds remain in the Account to cover any such returned check, the Company shall indemnify you for the uncollected amount of such returned check upon your demand.

                  (iv) You shall maintain a record of all checks and other
            remittance items received in the Account and, in addition to providing the Company with photostatic copies thereof, vouchers, enclosures and the like of such checks and remittance items on a daily basis, furnish to the Administrative Agent a monthly statement of the Account to Citicorp North America, Inc., as Administrative Agent at the following address: 388 Greenwich Street, New York, New York 10013, Attention: [____________], with a copy to the Company.

            (c) Prior to the delivery to you of a written notice from the Administrative Agent in the form of Exhibit A hereto (a "Blockage Notice"), you are authorized to transfer to the Company, in same day funds, on each business day, the entire balance in the Account to the following account:

                                      A1-2

                           ABA Number:
                           [name and address of Company's bank]

                           Account Name: ______________________
                                          Concentration Account
                           Account Number: ____________________
                           Reference: _________________________
                           Attn: ______________________________

      or to such other account as the Company may from time to time designate in writing.

            (d) From and after the delivery to you of a Blockage Notice, you shall transfer (by wire transfer or other method of transfer mutually acceptable to you and the Administrative Agent) to the Administrative Agent, in same day funds, on each business day, the entire balance in the Account to the following account:

                           ABA Number:
                           Citibank, N.A.
                           388 Greenwich Street
                           New York, New York 10013

                           Account Name: ______________________
                                          Concentration Account
                           Account Number: ____________________
                           Reference: _________________________
                           Attn: ______________________________

      or to such other account as the Administrative Agent may from time to time designate in writing (the "Administrative Agent Concentration Account").

            (e) All customary service charges and fees with respect to the Account shall be debited to the Account. In the event insufficient funds remain in the Account to cover such customary service charges and fees, the Company shall pay and indemnify you for the amounts of such customary service charges and fees.

            This letter agreement shall be binding upon and shall inure to the benefit of you, the Company, the Administrative Agent, the Secured Parties referred to in the Pledge and Security Agreement and the respective successors, transferees and assigns of any of the foregoing. This letter agreement may not be modified except upon the mutual consent of the Administrative Agent, the Company and you. You may terminate the letter agreement only upon 30 days' prior written notice to the Company and the Administrative Agent. The Administrative Agent may terminate this letter agreement upon 10 days' prior written notice to you and the Company. Upon such termination you shall close the Account and transfer all funds in the Account to the Administrative Agent Concentration Account or as otherwise directed by the Administrative Agent. After any such termination, you shall nonetheless remain obligated promptly to transfer to the Administrative Agent Concentration Account or as the Administrative Agent may otherwise direct all funds and other property received in respect of the Account.

            This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed

                                      A1-3
to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement by telecopier shall be effective as delivery of a manually executed counterpart of this letter agreement.

            This letter agreement supersedes all prior agreements, oral or written, with respect to the subject matter hereof and may not be amended, modified or supplemented except by a writing signed by the Administrative Agent, the Company and you. You have not, and, without the prior consent of the Administrative Agent and the Company, you shall not, agree with any third part to comply with instructions or other directions concerning the Account or the disposition of funds in the Account originated by such third party.

            The Company hereby agrees to indemnify and hold you, your directors, officers, agents and employees harmless against all claims, causes of action, liabilities, lawsuits, demands and damages, including, without limitation, all court costs and reasonable attorney fees, in each case in any way related to or arising out of or in connection with this letter agreement or any action taken or not taken pursuant hereto, except to the extent caused by your gross negligence or willful misconduct.

            This letter agreement shall be governed by, and construed in accordance with, the law of the State of New York.

                                      A1-4

            Upon acceptance of this letter agreement it shall be the valid and binding obligation of the Company, the Administrative Agent, and you, in accordance with its terms.

                                            Very truly yours,

                                            AMKOR TECHNOLOGY, INC.

                                            By: ________________________________
                                                Name:
                                                Title:

                                            CITICORP NORTH AMERICA, INC.,
                                            as Administrative Agent

                                            By: ________________________________
                                                Name:
                                                Title:

ACKNOWLEDGED AND AGREED
as of the date first above written:

[FINANCIAL INSTITUTION]

By: ________________________________
    Name:
    Title:

          [SIGNATURE PAGE TO DEPOSIT ACCOUNT CONTROL ACCOUNT AGREEMENT]

                                      A1-5

                                    EXHIBIT A
                                       TO
                        DEPOSIT ACCOUNT CONTROL AGREEMENT

                  Form of Administrative Agent Blockage Notice

[Financial Institution]
[Address]

      Re: Account No. ____________________ (the "Account")

Ladies and Gentlemen:

            Reference is made to the Account and that certain Deposit Account Control Agreement dated __________ __, 20__ among you, Citicorp North America, Inc., as Administrative Agent (the "Administrative Agent"), and Amkor Technology, Inc. (the "Deposit Account Control Agreement"). Capitalized terms used herein shall have the meanings given to them in the Deposit Account Control Agreement.

            The Administrative Agent hereby notifies you that, from and after the date of this notice, you are hereby directed to transfer (by wire transfer or other method of transfer mutually acceptable to you and the Administrative Agent) to the Administrative Agent, in same day funds, on each business day, the entire balance in the Account to the Administrative Agent Concentration Account specified in clause (d) of the Deposit Account Control Agreement or to such other account as the Administrative Agent may from time to time designate in writing.

                                            Very truly yours,

                                            CITICORP NORTH AMERICA, INC,
                                            as Administrative Agent

                                            By: ________________________________
                                                  Name:
                                                  Title:

          [SIGNATURE PAGE TO DEPOSIT ACCOUNT CONTROL ACCOUNT AGREEMENT]

                                      A1-6